UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


                                January 20, 2009
                                ----------------
                Date of Report (Date of earliest event reported)


                             OHIO VALLEY BANC CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications  pursuant  to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                            Exhibit Index at page 4

Item 8.01 -  Other Events
-------------------------

On January 20, 2009, the Board of Directors of Ohio Valley Banc Corp., (the "Company"), declared a quarterly cash dividend of $0.20 per common share on its common stock to be payable on February 10, 2009, to shareholders of record on February 2, 2009. The Company was also authorized by its Board of Directors to repurchase up to 175,000 shares of OVBC common stock through open market and privately negotiated purchases. All purchases will be made by the Company between February 16, 2009 and February 15, 2010, unless the Company's Board of Directors extends the program.

A press release was issued on January 20, 2009 announcing the details of the quarterly cash dividend and the stock repurchase program. A copy of the press release is included with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d) Exhibits - The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.    Description
-----------    -----------
99.1           Press  release  issued  by Ohio Valley Banc Corp. on  January 20,
               2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                 OHIO VALLEY BANC CORP.


Date: January 20, 2009                      By:  /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------
    99.1                            Press  release  issued by  Ohio  Valley Banc
                                    Corp. on January 20, 2009.








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